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                                                                    EXHIBIT 10.2

                              CELL PATHWAYS, INC.
                             1993 STOCK OPTION PLAN

     This Stock Option Plan was originally adopted on September 13, 1993, at which time the maximum number of shares of stock for which options granted hereunder might be exercised was 2,258 shares of the Company's Common Stock. On September 29, 1993, the Company effected a 50-for-1 split up of its stock, resulting in an increase in such maximum number of shares to 112,900 shares of Common Stock. In October, 1993, this Plan was amended to increase the maximum number of shares of stock for which options granted hereunder might be exercised to a total of 262,900 shares of Common Stock.

     1. Purpose of the Plan. Under this Stock Option Plan (the "Plan") of Cell Pathways, Inc., a Delaware corporation (the "Company"), the Company is authorized to grant options ("Options") to eligible Company employees and directors of, as well as to consultants to, the Company to purchase shares of the Company's capital stock. The Plan is designed to enable the Company and its subsidiaries (if any) to attract, retain and motivate their employees, directors and consultants by providing for or increasing the proprietary interests of such employees, directors and consultants in the Company. The Plan provides for Options which qualify as Incentive Stock Options ("Incentive Options") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as Options which do not so qualify.

     2. Stock Subject to Plan. The maximum number of shares of stock for which Options granted hereunder may be exercised shall be 850,000 shares of the Company's Common Stock, $.01 par value ("Common Stock"), as such number of shares may be adjusted pursuant to Section 6 of this Plan. Shares of stock subject to the unexercised portions of any Options granted under this Plan which expire or terminate or are cancelled or forfeited may again be subject to Options under this Plan.

     3. Eligible Persons. The persons eligible to be considered for the grant of Options hereunder are such persons employed or retained by the Company or its subsidiaries as employees, directors or consultants in a managerial, professional or technical capacity as are determined by the Company's Stock Option Committee more fully described in Section 10 hereof (the "Committee").

     4. Minimum Exercise Price. The exercise price for each Option granted hereunder shall be not less than 100% of the fair market value of the stock on the date of the grant of the Option. As used in this Plan, "Fair Market Value" of any stock shall be determined by the Committee by reference to any national securities market on which such stock may then be trading, or as otherwise determined by the Committee.

     5. Nontransferability. Any Option granted under this Plan shall by its terms be nontransferable by the optionee other than by will or the laws of descent and distribution, and

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shall be exercisable during the optionee's lifetime only by him or by his guardian or legal representative.

     6. Capitalization Adjustments. If the outstanding shares of Common Stock or other securities covered by Options granted under this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more recapitalizations, stock splits, reverse stock splits, stock dividends or the like, then appropriate adjustments shall be made in the number and/or kind of shares or securities for which Options may thereafter be granted under this Plan and for which Options then outstanding under this Plan may thereafter be exercised. Any such adjustment in outstanding Options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such Options, but with a corresponding adjustment in the exercise price per share or other unit of securities issuable upon exercise of such Options.

     7. Maximum Option Term. No Option granted under this Plan may be exercised in whole or in part more than ten years after its date of grant.

    8. Plan Duration. Options may not be granted under this Plan more than ten years after the date of the adoption of this Plan, or of shareholder approval thereof, whichever is earlier.

     9. Payment. Payment for stock purchased upon any exercise of an Option granted under this Plan shall be made in full and in cash concurrently with such exercise, except that, if and to the extent the instrument evidencing the Option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the Option (including, with the consent of the Committee, with shares of stock simultaneously acquired upon exercise of the Option), such shares to be delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the Option) on the day of exercise. No Option (or substituted Option pursuant to Section 15 hereof) shall be exercisable by any person subject to potential liability under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") prior to the expiration of six months from the date of grant of such Option. An Option may be exercised in one or more installments at such time and on such terms as may be determined by the Committee.

     10. Plan Administration. The Plan shall be administered by the Committee which shall consist of not less than two members of the Board of Directors of the Company (the "Board") as appointed from time to time by the Board. No member of the Committee shall be granted an Option or other equity security under the Plan or any other plan of the Company while a member of the Committee, nor shall any such member have been granted such a security during the one-year period prior to appointment, if in either such case such grant would result in such member failing to meet the definition of "disinterested person" set forth in Rule 16b-3, as from time to time amended ("Rule 16b-3"), promulgated under
Section 16 of the Exchange Act. The interpretation and construction by the Committee of any term or provision of this Plan or of

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any Option granted under it shall be final. The Committee may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any Option granted under this Plan. Subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to select the employees, directors and/or consultants to be granted Options, to grant such Options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates, vesting schedules (including any acceleration of vesting), the terms of any modification or amendment thereof and other pertinent provisions thereof.

     11. Law and Regulations. No shares of Common Stock or other securities shall be issued under this Plan unless and until all legal requirements applicable to the issuance of such shares or other securities have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any issuance of shares or other securities hereunder on the recipient's undertaking in writing to comply with such restrictions on the subsequent disposition of such shares or securities as the Committee shall deem necessary or advisable as a result of any applicable law or regulation. In the case of Common Stock or other securities issued upon exercise of Options or in the case of any other applicable tax withholding requirement, the person receiving such stock or securities or otherwise subject to tax shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such stock or securities. The provisions of this Plan shall be interpreted so as to comply with the conditions and requirements of Rule 16b-3 and, if the Option is an Incentive Option, with Sections 422 and 424 of the Code, unless a contrary interpretation of any such provision is otherwise required by applicable law.

     12. Certain Transactions. If at any time while unexercised Options remain outstanding under this Plan (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, FGN, Inc., any affiliate of FGN, Inc., any trustee or other fiduciary holding securities under an employee benefit plan of the Company, any person acquiring securities from the Company solely pursuant to written agreement with the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, (b) during any period of two consecutive years commencing the day after the first election of directors following termination of the stockholder voting provisions of the Company's Stockholders' Agreement dated as of December 10, 1992, as amended, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (a) (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof, (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding

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immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (each of (a), (b), (c) and (d) an "Acceleration Event"), then each outstanding Option that has not theretofore become exercisable according to its terms shall become exercisable. Upon the occurrence of an Acceleration Event, the Committee shall provide for cancellation of the unexercised portions of all Options outstanding as of the Cancellation Date; provided, however, that if an Option has been held for less than six months, then for purposes of such cancellation the Acceleration Event and/or Cancellation Date shall be restricted in such manner as the Committee may determine necessary to comply with the conditions and requirements of Rule 16b-3. "Cancellation Date" shall mean (i) the 60th day following the occurrence of any Acceleration Event described in clause (a) or
(b) of the first sentence hereof, and (ii) the closing of any merger, consolidation, liquidation or sale of assets stockholder approval of which constituted an Acceleration Event under clause (c) or (d) of the first sentence hereof. Upon cancellation of any Option pursuant to this Section 12, the Company shall make, in exchange therefor, a cash payment under such Option in an amount equal to the product of the number of shares covered by the unexercised portion of the Option multiplied by the difference between the per share exercise price of such Option and (i) in the case of a transaction described in clause (a) or
(b) of the first sentence hereof, the highest Fair Market Value of such share at any time during the 60-day period immediately preceding the Cancellation Date, and (ii) in the case of a transaction described in clause (c) or (d) of the first sentence hereof, the Fair Market Value of such share on the Cancellation Date. The instrument evidencing any Option may also provide for acceleration of otherwise unexercisable portions of any Option upon other specified events or occurrences as the Committee shall determine, such as involuntary terminations of the Option holder's employment following certain changes in the control of the Company.

     13. Restricted Stock. If the instrument evidencing the Option so provides, shares of stock or other securities issued on exercise of an Option granted under this Plan may upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares of stock or other securities issued on exercise of Options granted under this Plan which are still subject to restrictions imposed under this Section 13 that have not yet expired or terminated):

          (a) shares of restricted stock may not be sold or otherwise transferred or hypothecated;

          (b) if the employment of the holder of shares of restricted stock with the Company or a subsidiary is terminated for any reason other than his death, normal or early retirement in accordance with his employer's established retirement policies or practices, or total disability, the Company (or any subsidiary designated by it) shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his restricted stock at the lesser of (i) the price paid therefor by the holder, or
(ii) the fair market value of the

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restricted stock on the date of such termination of employment (determined in a manner specified in the instrument evidencing the Option); and

          (c) as to the shares of restricted stock affected thereby, any additional restrictions that may be imposed on particular shares of restricted stock as specified in the instrument evidencing the Option.

     The restrictions imposed under this Section 13 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as shall be specified therefor in the instrument evidencing the Option which provides for the restrictions.

     14. Financial Assistance. The Company is vested with authority under this Plan to assist any employee or director of, or consultant to, the Company or any of its subsidiaries to whom an Option is granted hereunder in the payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such employee, director or consultant on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Committee.

     15. Substituted or Amended Options. The Committee may cancel any Option grant made under this Plan and substitute a new Option therefor, or may amend the terms (including, without limitation, the exercise price) of any outstanding Option. In any such case, the Committee shall determine the terms and conditions of such new or amended Option, provided that the exercise price of any such Option shall not be less than 100% of the fair market value of the stock or other securities subject thereto at the date of the grant or amendment thereof, and provided that no Option shall be cancelled or amended without the consent of the optionee if the terms and conditions of the amended Option or new Option to be substituted are not at least as favorable to the optionee as the terms and conditions of the Option being amended or cancelled. The date of grant of any substituted Option shall be the date on which such substituted Option is granted, and the date of amendment of any amended Option shall be the effective date of such amendment as determined by the Committee.

     16. No Employment or Stockholder Rights. Neither the establishment of this Plan nor the grant of any Option hereunder shall be construed to (a) give the optionee any right to become or continue to be employed by the Company or any of its subsidiaries, (b) give the optionee any benefits not specifically provided by this Plan, or (c) in any manner limit the right of the Company or any of its subsidiaries to modify, amend or terminate any of its employee benefit plans. The holder of any Option shall not have any rights as a stockholder of the Company with respect to the shares of stock which may be deliverable to him upon exercise of such Option until such time as such shares have been delivered to him.

     17. Amendment and Termination. The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an optionee, without his consent, of any Option granted to the optionee pursuant to this Plan or of any of his rights under such an

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Option, and provided further that no such action may be taken without the approval of the stockholders of the Company where such action would:

          (a) increase the maximum number of shares for which Options granted under this Plan may be exercised;

          (b)  reduce the minimum permissible exercise price;

          (c)  extend the ten-year duration of this Plan set forth herein;

          (d) alter the class of employees or other persons eligible to receive Options under the Plan;

          (e) materially increase the benefits accruing to persons under the Plan, within the meaning of Rule 16b-3 or otherwise cause grants of Options under, or transactions of securities pursuant to, this Plan to cease to be exempt from liability under Section 16(b) of the Exchange Act; or

          (f) require stockholder approval under the terms of any listing agreement of any national securities exchange or quotation system on which any of the Company's equity securities may be listed or quoted.

     18. Governing Law. The laws of the State of Delaware, except its law with respect to choice of law, shall be controlling in all matters relating to this Plan.


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